M&I Auto Loan Trust 2002-1                                                                                                    Page 1
Monthly Servicing Report

Distribution Date                 July 21, 2003                                                   Closing Date:     October 10, 2002
Collection Period Begin Date:      June 1, 2003                                      Previous Distribution Date:       June 20, 2003
Collection Period End Date:       June 30, 2003                             Previous Collection Period End Date:        May 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics                    Cutoff Balance    Coupon     Accrual Calendar   Legal Final Maturity     CUSIP
------------------------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes                                $133,000,000.00       1.770%    Actual/360          October 20, 2003   55255PAF7
ii  Class A-2 Notes                                $122,000,000.00       1.950%      30/360               July 20, 2005   55255PAG5
iii Class A-3 Notes                                $190,000,000.00       2.490%      30/360            October 22, 2007   55255PAH3
iv  Class A-4 Notes                                $ 68,187,500.00       3.040%      30/360            October 20, 2008   55255PAJ9
v   Class B Notes                                  $ 11,812,500.00       3.520%      30/360          September 21, 2009   55255PAK6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                         Balance as of                % of Original Balance       Unpaid Interest    Unpaid Interest
                                  6/20/2003         7/21/2003        6/20/2003     7/21/2003         6/20/2003          7/21/2003
------------------------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes            $          0.00   $          0.00        0.00%         0.00%                     -                  -
ii  Class A-2 Notes            $106,738,274.17   $ 88,579,530.35       87.49%        72.61%                     -                  -
iii Class A-3 Notes            $190,000,000.00   $190,000,000.00      100.00%       100.00%                     -                  -
iv  Class A-4 Notes            $ 68,187,500.00   $ 68,187,500.00      100.00%       100.00%                     -                  -
v   Class B Notes              $ 11,812,500.00   $ 11,812,500.00      100.00%       100.00%                     -                  -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                               Page 2
Monthly Servicing Report

Distribution Date               July 21, 2003                                                 Closing Date:    October 10, 2002
Collection Period Begin Date:    June 1, 2003                                   Previous Distribution Date:       June 20, 2003
Collection Period End Date:     June 30, 2003                          Previous Collection Period End Date:        May 31, 2003

-------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

-------------------------------------------------------------------------------------------------------------------------------
I.    Initial Reserve Deposit                                                   $2,431,305.00
ii    Reserve Account Deposits for Prefunding                                   $        0.00
iii   Beginning of Period Reserve Balance (Including Prefunding Deposits)       $2,624,940.86
iv    Specified Reserve Account Percent                                                  0.50% of Aggregate Loans Purchased
v     Specified Reserve Account Floor                                           $        0.00
vi    Specified Reserve Account Balance                                         $2,624,940.86
vii   Reserve Account Release                                                   $        0.00
viii  Reserve Account Draws                                                     $        0.00
ix    Reserve Account Deposits                                                  $        0.00
x     End of Period Reserve Balance                                             $2,624,940.86
xi    Outstanding Simple Interest Advances                                      $   58,511.69

-------------------------------------------------------------------------------------------------------------------------------

D. Pre-Funding Account

--------------------------------------------------------------------------------
I.  Pre-Funding Amount %                                                  17.57%
ii  Pre-Funding Transfer Amount                                  $92,217,688.56
iii Pre-Funding Account Balance                                  $         0.00
iv  Investment Earnings and Income on funds in deposit           $         0.00
    in the Pre-Funding Account during the collection period
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
E. Servicing

--------------------------------------------------------------------------------
I.  Servicing Fee Percentage                                               0.50%
ii  Beginning of Period Servicing Shortfall                                0.00
iii End of Period Servicing Shortfall                                      0.00
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                             Page 3
Monthly Servicing Report

Distribution Date                 July 21, 2003                                              Closing Date:   October 10, 2002
Collection Period Begin Date:      June 1, 2003                                Previous Distribution Date:      June 20, 2003
Collection Period End Date:       June 30, 2003                       Previous Collection Period End Date:       May 31, 2003

-----------------------------------------------------------------------------------------------------------------------------
F. Portfolio Characteristics            Initial Balance   Prefunding      Adjusted Initial           Balance as of
                                           10/4/2002      11/15/2002          Balances         5/31/2003        6/30/2003
-----------------------------------------------------------------------------------------------------------------------------
I.  Principal Balance                   $432,770,483.68   $92,217,688.56  $524,988,172.24   $376,738,274.17  $358,579,530.35
ii  Number of Contracts                          32,439            5,706           38,145            31,399           30,410
iii Weighted Average Coupon (WAC)                  7.32%            6.77%            7.22%             7.20%            7.19%
iv  Weighted Average Original Term                59.64            60.04            59.71             59.83            59.86
v   Weighted Average Remaining Term               50.24            58.22            51.64             45.26            44.41
vi  Weighted Average Seasoning                     9.40             1.82             8.07             14.56            15.45
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
F. Portfolio Characteristics          % of Adjusted Initial Balances as of
                                         5/31/2003             6/30/2003
--------------------------------------------------------------------------
I.  Principal Balance                           71.76%              68.30%
ii  Number of Contracts                         82.31%              79.72%
iii Weighted Average Coupon (WAC)
iv  Weighted Average Original Term
v   Weighted Average Remaining Term
vi  Weighted Average Seasoning
--------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 4
Monthly Servicing Report


Distribution Date                    July 21, 2003                                                   Closing Date:   August 30, 2001
Collection Period Begin Date:         June 1, 2003                                     Previous Distribution Date:     June 20, 2003
Collection Period End Date:          June 30, 2003                            Previous Collection Period End Date:       May 31,2003


------------------------------------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance                        # of Contracts             % of # of Contracts          Principal Balance
                                           5/31/2003        6/30/2003    5/31/2003      6/30/2003    5/31/2003      6/30/2003
------------------------------------------------------------------------------------------------------------------------------------
I.  30-59 Days Delinquent                     72               87             0.23%          0.29%     770,691.70     786,892.46
ii  60-89 Days Delinquent                     21               11             0.07%          0.04%     236,481.98     112,794.07
iii 90-119 Days Delinquent                    14               16             0.04%          0.05%     172,334.70     170,795.17
iv  120+ Days Delinquent                       0                1             0.00%          0.00%           0.00       6,791.25
v   Repo in Inventory (Charged-Off)            8               16             0.03%          0.05%      98,299.50     190,037.14
vi  Repo in Inventory (Not Charged-Off)       16                8             0.05%          0.03%     149,236.90     101,917.29
vii Gross Charge-Offs in Period               12               14             0.04%          0.05%      86,844.54     136,884.04
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
G.1 Portfolio Performance                      % of Principal Balance
                                           5/31/2003          6/30/2003
---------------------------------------------------------------------------
I.  30-59 Days Delinquent                          0.20%              0.22%
ii  60-89 Days Delinquent                          0.06%              0.03%
iii 90-119 Days Delinquent                         0.05%              0.05%
iv  120+ Days Delinquent                           0.00%              0.00%
v   Repo in Inventory (Charged-Off)                0.03%              0.05%
vi  Repo in Inventory (Not Charged-Off)            0.04%              0.03%
vii Gross Charge-Offs in Period                    0.02%              0.04%
---------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
G.2 Ratios                                           Ratio
                                    4/30/2003        5/31/2003     6/30/2003                 3 Month Average
-------------------------------------------------------------------------------------------------------------
I.  Net Loss Ratio                           0.44%         0.13%          0.33%                        0.30%
ii  Delinquency Ratio                        0.07%         0.11%          0.08%                        0.09%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
H.  Portfolio Charge-Offs                                  Dollar Amount          % of Adjusted Initial Balances
                                                     5/31/2003       6/30/2003   5/31/2003             6/30/2003
-------------------------------------------------------------------------------------------------------------------
I.  Gross Charge-Offs in Period                      $ 86,844.54     $136,884.04       0.017%                0.026%
ii  Cumulative Gross Charge-Offs                     $679,988.36     $816,872.40       0.130%                0.156%
iii Net Losses in Period                             $ 42,193.11     $101,253.69       0.008%                0.019%
iv  Cumulative Net Losses                            $524,715.43     $625,969.12       0.100%                0.119%
-------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 5
Monthly Servicing Report

Distribution Date                    July 21, 2003                               Closing Date:  August 30, 2001
Collection Period Begin Date:         June 1, 2003                 Previous Distribution Date:    June 20, 2003
Collection Period End Date:          June 30, 2003        Previous Collection Period End Date:     May 31, 2003
-----------------------------------------------------------------------------------
I. Pool Collections

-----------------------------------------------------------------------------------
I.   Borrower Interest Collections                                     2,229,522.41
ii   Borrower Principal Collections                                   17,988,030.85
iii  Net Liquidation Proceeds                                             30,842.06
iv   Recoveries                                                           35,630.35
v    Simple Interest Advance                                              58,511.69
vi   Repurchase Amounts (Interest)                                           134.95
vii  Repurchase Amounts (Principal)                                        2,986.87
viii Total Interest Collections                                        2,288,169.05
ix   Total Principal Collections                                    $ 18,057,490.13
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
J. Pool Balance Reconciliation

-----------------------------------------------------------------------------------
I.   Beginning Pool Balance                                          376,738,274.17
ii   Additional Fundings                                                          -
iii  Pool Balance Reductions from Principal Collections               18,021,859.78
iv   Gross Charge-Offs in Period                                         136,884.04
v    Ending Pool Balance                                             358,579,530.35
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
K. Total Available

-----------------------------------------------------------------------------------
I.   Total Pool Collections                                           20,345,659.18
ii   Pre-Funding Account Income                                                   -
iii  Pre-Funding Account Release                                                  -
       Reserve Account Balance                         2,624,940.86               -
       Specified Reserve Account Amount                2,624,940.86               -
                                                       ------------
iv   Reserve Account Release                                      -               -
v    Reserve Account Draw                                                         -
vi   Collected Funds                                                  20,345,659.18
-----------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                            Page 6
Monthly Servicing Report

Distribution Date                     July 21, 2003                                          Closing Date:  October 10, 2002
Collection Period Begin Date:          June 1, 2003                            Previous Distribution Date:     June 20, 2003
Collection Period End Date:           June 30, 2003                   Previous Collection Period End Date:      May 31, 2003

----------------------------------------------------------------------------------------------------------------------------
L. Waterfall                                       Calculation        Amount Due       Amount Available         Amount Paid
                                                       Steps                           for Distribution
----------------------------------------------------------------------------------------------------------------------------
I.  Reimbursement of Outstanding Simple Interest
    Advances                                      $         0.00    $    59,488.91       20,345,659.18            59,488.91

        Servicing Fee                                 156,974.28
        Previous Servicing Fee Shortfall                    0.00
                                                  ==============
ii  Total Servicing Fee                           $   156,974.28    $   156,974.28       20,286,170.27           156,974.28
iii Class A Notes Interest Distribution                                 740,441.37       20,129,195.99           740,441.37
iv  Class B Notes Interest Distribution           $         0.00         34,650.00       19,388,754.62            34,650.00
v   Reserve Fund Deposit                          $         0.00    $         0.00       19,354,104.62                    -
        a) Previous Class A-1 Notes               $         0.00    $         0.00                   -                    -
        b) Previous Note Balance - Pool Balance   $18,158,743.82    $         0.00                   -                    -
    X.) MAX of a) and b)                          $18,158,743.82    $         0.00                   -                    -
vi  Regular Principal Distribution                $18,158,743.82     18,158,743.82       19,354,104.62        18,158,743.82
vii Release to Seller                                                 1,195,360.80        1,195,360.80         1,195,360.80
----------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 7
Monthly Servicing Report

Distribution Date               July 21, 2003                                                        Closing Date:  October 10, 2002
Collection Period Begin Date:    June 1, 2003                                          Previous Distribution Date:     June 20, 2003
Collection Period End Date:     June 30, 2003                                 Previous Collection Period End Date:       May 31,2003

------------------------------------------------------------------------------------------------------------------------------------
M. Bond Interest Distributions   Coupon    Number of Days  Current Interest  Previous Interest  Accrued Interest   Total Bond
                                           in Pay Period                         Shortfall        on Interest     Interest Due
                                                                                                   Shortfall
------------------------------------------------------------------------------------------------------------------------------------
    Total Class A Notes                                      $740,441.37           0.00              0.00          740,441.37
    Class A-1 Notes                1.770%       31           $      0.00           0.00              0.00                0.00
    Class A-2 Notes                1.950%       30           $173,449.70           0.00              0.00          173,449.70
    Class A-3 Notes                2.490%       30           $394,250.00           0.00              0.00          394,250.00
    Class A-4 Notes                3.040%       30           $172,741.67           0.00              0.00          172,741.67
    Class B Notes                  3.520%       30           $ 34,650.00           0.00              0.00           34,650.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
M. Bond Interest Distributions    Total Bond Interest    Interest Shortfall
                                         Paid

---------------------------------------------------------------------------
    Total Class A Notes           740,441.37                   0.00
    Class A-1 Notes                        -                   0.00
    Class A-2 Notes               173,449.70                   0.00
    Class A-3 Notes               394,250.00                   0.00
    Class A-4 Notes               172,741.67                   0.00
    Class B Notes                  34,650.00                   0.00
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
N. Bond Principal Distributions

--------------------------------------------------------------------------------
    Priority Principal Distribution                                           -
    Regular Principal Distribution                                18,158,743.82
                                                                 ===============
    Total Principal Distribution                                  18,158,743.82

    Class A-1 Notes Principal Distribution                                 0.00
    Class A-2 Notes Principal Distribution                        18,158,743.82
    Class A-3 Notes Principal Distribution                                 0.00
    Class A-4 Notes Principal Distribution                                 0.00
    Class B Notes Principal Distribution                                   0.00
--------------------------------------------------------------------------------